                                                                     EXHIBIT 4.1

________________________________________________________________________________
NUMBER                                                                    SHARES
[0363]                      COMMUNICATIONS SYSTEMS                        [    ]
                              INTERNATIONAL, INC.
               ORGANIZED UNDER THE LAWS OF THE STATE OF COLORADO
                         25,000,000 SHARES AUTHORIZED

                                                           [CUSIP 20342C 10 8]
        THIS CERTIFIES THAT                                     SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

        Is The Owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                  COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.

        transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its facsimile Corporate Seal to be hereunto duly affixed.

        Dated:


        /s/ C A ZAJAC                             /s/ [SIGNATURE ILLEGIBLE]
          SECRETARY                                        PRESIDENT

                         [CORPORATE SEAL APPEARS HERE]

COUNTERSIGNED:
        AMERICAN SECURITIES TRANSFER & TRUST, INC.
                     P.O. Box 1596
                 Denver, Colorado 80201

By _______________________________________________
   Transfer Agent & Registrar Authorized Signature

________________________________________________________________________________

                     COMMUNICATIONS SYSTEMS INTERNATIONAL

  The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -as tenants in common                    UNIF GIFT MIN ACT-..........Custodian............
  TEN ENT -as tenants by the entireties                                (Cust)              (Minor)
  JT TEN  -as joint tenants with right of                      under Uniform Gifts to Minors
            survivorship and not as tenants                    Act..........................
            in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.

_______________________________________________________________________________

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


_______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _______________________

                           ____________________________________________________

                           ____________________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


_____________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.